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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 6, 2005

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             000-50916                                 41-1368898
      (Commission File Number)              (I.R.S. Employer Identification No.)

          299 MARKET STREET
          SADDLE BROOK, NJ                               07663
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE.

On July 6, 2005, the registrant issued a press release announcing the underwriter of its stock offering has exercised in full its over-allotment option to purchase an additional 75,000 shares of the company's common stock. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits.

             Exhibit 99.1 Press Release issued on July 6, 2005, furnished pursuant to Item 7.01 of Form 8-K.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              PEOPLES EDUCATIONAL HOLDINGS, INC.
                                              (Registrant)

                                              By: /s/ Brian T. Beckwith
                                                  ------------------------------
                                                  Name:  Brian T. Beckwith
                                                  Title: President and Chief
                                                           Executive Officer
Date: July 6, 2005




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